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                                                                    EXHIBIT 99.8


                          SECOND SUPPLEMENTAL INDENTURE

         SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture") dated as of August 22, 2002, by and between URS CORPORATION, a Delaware corporation (the "Company"), the undersigned Restricted Subsidiaries of the Company (the "New Subsidiary Guarantors"), and U.S. BANK, N.A., previously known as FIRSTAR BANK OF MINNESOTA, N.A., as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H :

         WHEREAS the Company heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of June 23, 1999 and as supplemented on January 15, 2002 providing for the issuance of an aggregate principal amount of $200,000,000 of 12-1/4% Senior Subordinated Notes due 2009 (the "Notes") (capitalized terms defined in the Indenture have the same meanings for purposes of this Second Supplemental Indenture);

         WHEREAS simultaneously with the execution and delivery of this Second Supplemental Indenture, the New Subsidiary Guarantors are entering into a Guarantee of Indebtedness pursuant to an Indenture dated as of the date hereof providing for the issuance of an aggregate principal amount of $200,000,000 of 11-1/2% Senior Notes due 2009;

         WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized, without notice to or the consent of any Holder, to execute and deliver this Second Supplemental Indenture to create a Subsidiary Guarantee in accordance with Section 4.07 of the Indenture; and

         WHEREAS the Company, the Trustee and the New Subsidiary Guarantors desire to enter into this Second Supplemental Indenture to provide for such Subsidiary Guarantee as contemplated by Section 4.07:

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the New Subsidiary Guarantors and the Trustee mutually covenant and agree as follows:

         1. Creation of Subsidiary Guarantee. Each New Subsidiary Guarantor hereby agrees to guarantee the Notes, jointly and severally with all other Subsidiary Guarantors, in accordance with the terms and provisions of Article Ten of the Indenture. Each New Subsidiary Guarantor shall be bound by, and entitled to the benefits of, all other applicable terms and provisions of the Indenture as a Subsidiary Guarantor. Any New Subsidiary Guarantor shall be automatically and unconditional released and discharged if the conditions set forth in either (x) or (y) of the second paragraph of Section 4.07 of the Indenture are satisfied.

         2. Ratification of Indenture; Second Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

         3. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
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         4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

         5. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed as of the date first written above.

                                 COMPANY:

                                 URS CORPORATION


                                 By: /s/ Kent P. Ainsworth
                                    ------------------------
                                 Name:  Kent P. Ainsworth
                                 Title: Executive Vice President,
                                        Chief Financial Officer
                                        and Secretary


                                 NEW SUBSIDIARY GUARANTORS:

                                 EG&G TECHNICAL SERVICES, INC.

                                 By: /s/ George R. Melton
                                    -------------------------------------------
                                 Name:  George R. Melton
                                 Title:  President and Chief Executive Officer

                                 EG&G DEFENSE MATERIALS, INC.

                                 By: /s/ George R. Melton
                                    -------------------------------------------
                                 Name:  George R. Melton
                                 Title:  President

                                 URS HOLDINGS, INC.

                                 By: /s/ David C. Nelson
                                    -------------------------------------------
                                 Name:  David C. Nelson
                                 Title:  Vice President and Treasurer

                                 URS-LSS HOLDINGS, INC.

                                 By: /s/ Kent P. Ainsworth
                                    -------------------------------------------
                                 Name:  Kent P. Ainsworth
                                 Title  Vice President and Treasurer


                                 TRUSTEE:

                                 U.S. BANK, N.A.

                                 By: /s/ Frank P. Leslie III
                                    -------------------------------------------
                                 Name:  Frank P. Leslie III
                                 Title:  Vice President